OHR Pharmaceutical Inc.



Squalamine Eye Drops

Phase II Interim Data

Wet-AMD Trial

June 24, 2014

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are made only as the date thereof, and Ohr undertakes no obligation to update or revise the forward looking statement whether as a result of new information, future events or otherwise. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including the future success of our scientific studies, our ability to successfully develop products, rapid technological change in our markets, changes in demand for our future products, legislative, regulatory and competitive developments, the financial resources available to us, and general economic conditions. For example, there can be no assurance that Ohr will be able to sustain operations for expected periods. Shareholders and prospective investors are cautioned that no assurance of the efficacy of pharmaceutical products can be claimed or assured until final testing; and no assurance or warranty can be made that the FDA will approve final testing or marketing of any pharmaceutical product. Ohr's most recent Annual Report and subsequent Quarterly Reports discuss some of the important risk factors that may affect our business, results of operations and financial condition. We disclaim any intent to revise or update publicly any forward-looking statements for any reason.

Study Design


Day 2
9 months
Day 1
Placebo BID
Lucentis®
Squalamine BID

- Treatment naïve patients with wet AMD
  - All lesion compositions (Classic and occult only lesions allowed)
  - Lesion size ≤ 12 disk areas in size
  - Visual acuity 20/40 to 20/320
- Diabetic patients eligible for study
- Monthly assessment visits
  - Evaluated for Lucentis retreatment using strict PRN criteria based on current standard of care
- Enrollment completed in April 2014 (total = 142 patients)

Interim Analysis

- Pre-specified, quantitative, interim analysis when ~50% of patients complete the study protocol
  - 62 patients completed 9 month treatment period and are included in this interim database lock
    - Squalamine eye drops + Lucentis PRN* (29 patients)
    - Placebo eye drops + Lucentis PRN* (33 patients)
  - Pre-specified safety and efficacy parameters analyzed
  - No pre-planned efficacy or futility rules

*Lucentis PRN Regimen- As needed injections determined at each visit using strict standard of care retreatment criteria

Baseline Demographics

Feature	Mean	Range
Baseline Visual Acuity	59.8 letters	30-78 letters
OCT CRT	414.6 microns	298-769 microns
FA Lesion Size	8.5 sq mm	0.29 - 31.1 sq mm
FA CNV Size	8.3 sq mm	0.29 - 31.1 sq mm

OHR Pharmaceutical Inc.

Baseline Demographics

FA Lesion Type	N	Percentage
Predominantly Classic	12	19.4%
Minimally Classic	21	33.8%
Occult Only	29	46.8%

Mean Change in Visual Acuity



P=0.18
N=29
65% Additional Benefit
N=33
Mean Letters Gained
12
10
8
6
4
2
0

	Baseline	Week 4	Week 12	Week 24	Week 38 EOS
Squalamine Eye Drops + PRN Lucentis	0	7.3	9.2	9.6	10.4
Placebo Drops + PRN Lucentis	0	4.5	5.8	6.6	6.3

Percentage ≥3 Line VA Gainers


60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
% of Patients
P=0.025

	Week 12	Week 24	Week 38 EOS
Placebo Drops + PRN Lucentis (n=33)	6.1%	15.2%	21.2%
Squalamine Eye Drops + PRN Lucentis (n=29)	25.0%	41.4%	48.3%

Percentage ≥4 Line VA Gainers


30%
25%
20%
15%
10%
5%
0%
P=0.022
Week 4
Week 12
Week 24
Week 38
EOS
Placebo Drops + PRN Lucentis (n=33)
Squalamine Eye Drops + PRN Lucentis (n=29)

Percentage ≥5 Line VA Gainers


20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
P=0.059
Week 4
Week 12
Week 24
Week 38
EOS
Placebo Drops + PRN Lucentis (n=33)
Squalamine Eye Drops + PRN Lucentis (n=29)

Mean Number of Injections


7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
Week 12
Week 24
Week 38
Squalamine Eye Drops + PRN Lucentis (n=29)
Placebo Drops + PRN Lucentis (n=33)

Includes baseline Lucentis Injection and any injections required per protocol up to the displayed timepoints

OHR Pharmaceutical Inc.

Interim Safety Results

- Eye drops were well tolerated
- No difference in ocular or systemic AE profile versus placebo eye drops
- No differences in intraocular pressure
- No cataract formation in active group

OHR Pharmaceutical Inc.

Historical Clinical Studies

Mean Visual Acuity vs CATT*



Mean Change in Visual Acuity
12
10
8
6
4
2
0
Baseline
Week 4
Week 12
Week 24
Week 38 (EOS)
Squalamine Eye Drops + Lucentis PRN (n=29)
Placebo Drops + Lucentis PRN (n=33)
Lucentis PRN (CATT)
Avastin PRN (CATT)
Lucentis Monthly (CATT)
Avastin Monthly (CATT)

*Comparison of AMD Treatments Trials (Avastin®-Lucentis® Study)
The CATT Research Group, N Engl J Med 2011; 364:1897-1908, May 19, 2011

OHR Pharmaceutical Inc.

Mean Visual Acuity vs REGRESS*



Mean Change in Visual Acuity
12
10
8
6
4
2
0
Baseline
Week 4
Week 12
Week 24
Week 38 EOS
Anti-PDGF 0.3mg + Lucentis Monthly (REGRESS)
Anti-PDGF 1.5mg + Lucentis Monthly (REGRESS)
Lucentis Monthly + Sham (REGRESS)
Placebo Drops + Lucentis PRN (n=33)
Squalamine Eye Drops + Lucentis PRN (n=29)

*Kaiser PK et al. Angiogenesis 2013

OHR Pharmaceutical Inc.

Number of Injections to Achieve Visual Acuity Benefit vs REGRESS Study



Week 12
Week 24
0
2
4
6
8
10
12
14
Squalamine Eye Drops + PRN Lucentis
Placebo Drops + PRN Lucentis
Anti-PDGF 0.3mg + Lucentis Monthly (REGRESS)
Anti-PDGF 1.5mg + Lucentis Monthly (REGRESS)

OHR Pharmaceutical Inc.

Conclusions

- Squalamine eye drops combined with Lucentis PRN demonstrated marked improvements over the Lucentis PRN + placebo drops in:
  - Mean gains in Visual Acuity ($p=0.18$)
  - % of patients gaining ≥15 letters ($p=0.025$)
  - % of patients with ≥4 and ≥5 line vision gain ($p=0.022$ and $p=0.059$)
- Vision results in Lucentis PRN + placebo drops (comparator arm) consistent with CATT results with similar PRN dosing and retreatment regimen

Conclusions

- Squalamine eye drop combination therapy comparable to reported visual improvements with anti-VEGF & anti-PDGF intravitreal combination development program
  - However, vision benefit was achieved with a mean of 3.8 injections over 24 weeks, compared with 12 total injections with anti-PDGF & anti-VEGF combination
- Enrolled population included large lesions, diabetics, and occult only lesions, representative of the entire wet AMD market

OHR Pharmaceutical Inc.

Squalamine Mechanisms

- Squalamine inhibits multiple growth factors and pathways in the angiogenic process including:
  - VEGF
  - PDGF
  - bFGF

Does so through calmodulin binding & chaperoning effect


A
B

Control Squalamine treated

Precedent for Topical Therapy in Posterior Segment Disease

- TG100801
- Nepafenac
- Mecamylamine

- Several lines of evidence in literature for small molecule diffusion to posterior ocular tissues
  - Transscleral route
  - Periocular route

OHR Pharmaceutical Inc.

Summary

- The interim results of the Squalamine eye drop program demonstrate dramatic vision gains across the full spectrum of exudative AMD compared to Lucentis + placebo drop regimen
- Excellent safety and tolerability profile to date
- Full interim data presentation at an ophthalmology conference in 3Q- 4Q 2014
- Completion of full study expected in Q1 2015